UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2019

KANSAS CITY SOUTHERN
(Exact name of registrant as specified in its charter)

DELAWARE	1-4717	44-0663509
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	file number)	Identification Number)

427 West 12th Street, Kansas City, Missouri 64105
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(816) 983 - 1303

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On April 29, 2019, the Mexican Revenue Service Administration (“SAT”) published the Miscellaneous Fiscal Resolution for 2019 (“2019 Resolution”), which becomes effective on April 30, 2019. The 2019 Resolution changes the rules addressing the Mexican fuel excise tax credit (the “Credit”). In particular, the 2019 Resolution eliminates the reference to locomotives as a type of machinery that is eligible for the Credit. The reference to locomotives was included in the Miscellaneous Fiscal Resolution for 2018 that was in force through today. This change indicates the SAT’s intention that the Credit will not be available to locomotives for the remainder of 2019 even though the Mexican tax law that sets out eligibility for the Credit during 2019 is unchanged from prior year. The Company is evaluating the impact the change would have on its consolidated financial statements. The Company believes this change will not affect its eligibility for the Credit generated January 1, 2019 through April 29, 2019. The net income benefit from the Credit was $26.4 million in 2018 and the estimated 2019 net benefit (in tax expense) of the Credit generated in the first quarter of 2019 is $9.1 million.

The Company is continuing to evaluate its options with respect to challenging the SAT’s intention to disallow the Credit for locomotives, including filing a legal challenge to the change in the 2019 Resolution based on, among other things, the discriminatory application against the rail industry. The change in the Credit effectively results in an increase in the Company’s fuel expense. The Company believes such increase ultimately will be incorporated into its fuel surcharge program.

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the securities laws concerning potential future events involving the Company, which could materially differ from the events that actually occur. Such forward-looking statements are based upon information currently available to management and management’s assessment of the impact of the 2019 Resolution and of required changes to the Company’s fuel surcharge program as of the date hereof.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kansas City Southern
Date: April 29, 2019

By:	/s/ Adam J. Godderz
Name: Adam J. Godderz
Title: General Counsel & Corporate Secretary